TO BUSINESS EDITOR:

Haemonetics® Reports Strong Results for Second Quarter Fiscal 2008

— Company Generates Double Digit Growth in Sales and Earnings Per Share and Raises Annual Revenue Growth Guidance —

BRAINTREE, Mass., Nov. 1 /PRNewswire-FirstCall/ -- Haemonetics Corporation (NYSE: HAE) today reported second quarter fiscal 2008 GAAP net revenues of $121 million, up 11.7%; net income of $11 million, up 782.1%; and net earnings per share of $0.42, up 837.8%.

Second quarter fiscal 2008 adjusted net income, excluding charges in both fiscal 2007 and 2008, was $12 million, up 7.8%, and adjusted earnings per share were $0.45, up 13.9%(1). Haemonetics also reported year-to-date net revenues of $243 million, up 10.9% over the first half of fiscal 2007; adjusted net income of $26 million, up 10.5%; and adjusted net earnings per share of $0.95, up 14.7%(2).

Brad Nutter, Haemonetics’ President and CEO, said, “Our Q2 performance was strong, and we are pleased to report our second consecutive quarter of double digit revenue growth. Our 12% growth comes from strength across multiple product lines and geographies. The outlook for these markets is very positive. As such, we are adjusting our annual revenue guidance up from 7-9% growth to 10-12% growth.”

“Haemonetics is a different company today than it was just a few years ago. Our product portfolio is diverse and expanding, and addresses a $2 billion market. We executed well in the quarter on our vision to be the global leader in blood management solutions for our customers,” Mr. Nutter added.

The Company has attached to this release a reconciliation of GAAP to adjusted results. A copy of the reconciliation is also posted on the web at http://www.haemonetics.com/investors.

FINANCIALS

In addition to revenues and earnings per share, Haemonetics reported second quarter gross profit of $60 million, up 8.6%, and gross margin of 49.4%, down 140 basis points. Gross margin was impacted by product mix as the Company’s lower gross margin contributor, plasma, had stronger than expected sales growth. Year-to-date gross profit is $121 million, up 7.9%, and gross margin is 49.9%, down 140 basis points.

Adjusted operating expenses for the quarter were $44 million, up 10.8%, with part of the increase coming from three areas: 1) planned enterprise resource planning (“ERP”) spending; 2) the acquisition of IDM, whose expenses were not included in Q2FY07 financial reports; and 3) continued investment in Arryx R&D. Year-to-date adjusted operating expenses are $88 million, up 9.2%.

Haemonetics’ tax rate was 32.8% in the quarter and 32.0% year-to-date.

Haemonetics ended the quarter with a cash balance of $155 million, and $24 million of debt. During the quarter, the Company generated $7 million of cash flow from operations and invested $15 million in capital expenditures. In the quarter, Haemonetics spent $50 million to complete a $75 million share repurchase program initiated in the first quarter of fiscal 2008.

EXPANDING THE BUSINESS

Haemonetics continued to make progress expanding the business. The Company reported the following highlights:

•	Ongoing restructuring of the European business, which reported 10.8% revenue growth
•	A definitive agreement with Haemoscope Corporation, which is expected to close within thirty days and, once closed, adds annual revenues exceeding $16 million
•
The successful merger of 5D Information Management, Inc. (“5D”) and Information Data Management, Inc. (“IDM”) to form Haemonetics Software Solutions, Inc. to provide innovative information technology solutions to the blood and plasma collection industries

•	Progress on the launch of 7 new products with market potential of $400 million

QUARTERLY PRODUCT LINE GROWTH

Brian Concannon, Haemonetics’ Chief Operating Officer, said, “A diverse product portfolio drove the Company to almost 12% revenue growth. Our product line growth drivers continue to do well. I am also pleased to announce that our geographic growth was strong. In the quarter, Asia, a $32 million business, grew nearly 30% and Europe, a $135 million business, grew almost 11%. Our reorganization of these businesses is paying off.”

Among the product line growth drivers, plasma disposables revenue was $38 million for the quarter, up 17.2%. Year-to-date plasma disposables revenue is $74 million, up 15.1%. Plasma disposable sales benefited from continued growth in U.S. and European plasma collections. Haemonetics expects that growth in the plasma market will continue to drive strong plasma sales for the next several years.

Blood bank disposables revenue was $34 million for the quarter, up 7.8%. Year-to-date blood bank disposables revenue is $67 million, up 6.6%. Blood bank growth was driven by strong sales in Europe and Asia as the Company sees early benefits from reorganization efforts in the prior year.

Red cell disposables revenue was $11 million for the quarter, up 4.5%. Year-to-date red cell disposables revenue is $22 million, up 3.8%. The Company continues to see strong placements and sales of the Cymbal™ automated blood collection system. The Cymbal system is Haemonetics’ next generation red cell technology to collect two units of red cells from one donor. Strong Cymbal equipment sales are a leading indicator of future disposable sales. Including equipment sales, total revenues for the red cell product line have grown 11.5% year-to-date.

Software and services revenue grew to $9 million for the quarter, up 11.9%. Year-to-date software and services revenue is $19 million, up 31.9%. In the quarter, Haemonetics successfully integrated the IDM and 5D subsidiaries into a single operating unit: Haemonetics Software Solutions.

OrthoPAT® autotransfusion system disposables revenue was $8 million for the quarter, up 10.8%. Year-to-date OrthoPAT disposables revenue is $16 million, up 9.5%. In the quarter, Hthe Company placed 54 OrthoPAT devices in the field. Equipment placements are expected to continue to drive disposables growth in the second half of the year.

Equipment revenue was $7 million for the quarter, up 55.1%, and $14 million year-to-date, up 37.8%. Equipment sales growth was driven by sales of plasma devices in the growing European and Asian markets and by sales of automated red cell collection systems.

FY08 GUIDANCE

Haemonetics raised its FY08 revenue growth guidance from 7-9% growth to 10-12% growth, and affirmed that it expects gross profit to be in a range of $248-$253 million and adjusted operating income to grow approximately 10%. The Company also tightened the range for its adjusted earnings per share from an annual range of $2.02-$2.12 to the range of $2.07-$2.12.

Adjusted FY08 guidance excludes approximately $4-5 million, or approximately $0.11 per share, of anticipated costs to restructure Haemonetics’ European business.

FY08 GAAP earnings per share guidance is $1.96-$2.01.

For the full year, the Company expects to generate $25-$30 million of free cash flow.

Haemonetics has posted potential income scenarios reflecting guidance ranges on its website at www.haemonetics.com.

HAEMOSCOPE DEFINITIVE AGREEMENT

On October 30, 2007, Haemonetics announced a definitive agreement with Haemoscope Corporation.

Brad Nutter, Haemonetics’ President and CEO, said, “This is a strategic acquisition that contributes to our vision of being a global leader in blood management solutions for our customers. The Haemoscope technology can help our hospital customers specifically determine a surgical patient’s need for blood prior to surgery. By knowing this, hospitals can implement strategies to reduce blood cost. It fits well with our recent Infonale acquisition, positioning Haemonetics as a total blood management solution to the hospital market.”

Chris Lindop, Haemonetics’ CFO, noted, “Not only is Haemoscope’s business a great strategic fit, but it meets our strict financial criteria for acquisitions. Haemoscope is a $16 million business growing annually more than 15% with gross margin and operating margin accretive to our existing business. The acquisition will be neutral to earnings per share in FY08 and accretive in FY09. The acquisition will be a $44 million cash acquisition.”

CONFERENCE CALL

Haemonetics will hold a conference call on Thursday, November 1st at 10:00 am Eastern to discuss these results. Interested parties can participate in the conference call by dialing 888-802-8577 (U.S. only) or (973) 935-8754 (International) with conference ID 9302807. The call will be replayed through November 16, 2007 at (877) 9302807.

Haemonetics (NYSE: HAE) is a global healthcare company dedicated to providing innovative blood management solutions for our customers. Together, our devices and consumables, IT products, and consulting services deliver a suite of business solutions to help our customers improve clinical outcomes and reduce the cost of healthcare for blood collectors, hospitals, and patients around the world. Our technologies address important medical markets: blood and plasma component collection, the surgical suite, and hospital transfusion services. To learn more about Haemonetics, visit our web site at http://www.haemonetics.com.

As part of this release, Haemonetics has presented supplemental non-GAAP financial results which exclude restructuring costs and an in-process research and development charge. Haemonetics believes that these non-GAAP results are useful to investors because it allows for an evaluation of the Company with a focus on the results of our core business.

This release contains forward-looking statements that involve risks and uncertainties, including technological advances in the medical field and standards for transfusion medicine and our ability to successfully implement products that incorporate such advances and standards, product demand, market acceptance, regulatory uncertainties, the effect of economic and political conditions, the impact of competitive products and pricing, blood product reimbursement policies and practices, foreign currency exchange rates, changes in customers’ ordering patterns, the effect of industry consolidation as seen in the plasma market, the effect of communicable diseases and the effect of uncertainties in markets outside the U.S. (including Europe and Asia) in which we operate and other risks detailed in the Company’s filings with the Securities and Exchange Commission. The foregoing list should not be construed as exhaustive. The forward-looking statements are based on estimates and assumptions made by management of the Company and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results and experience could differ materially from the forward-looking statements.

(1)
Haemonetics’ Q2FY08 adjusted financial results exclude restructuring costs in connection with changes to the Company’s international operations resulting in (pre-tax) charges of $1.2 million, or $0.03 per share. Q2FY07 adjusted financial results to which the Company is comparing also exclude restructuring charges of $1.1 million (pre-tax), or $0.03 per share, and an in-process R&D charge related to the Arryx acquisition of $9 million (pre-tax) or $0.32 per share.

(2)
FY08 year-to-date adjusted financial results exclude restructuring costs resulting in (pre-tax) charges of $2.8 million, or $0.07 per share. FY07 first half financial results to which the Company is comparing also exclude restructuring charges of $2.7 million (pre-tax), or $0.06 per share, and the in-process R&D charge of $9 million (pre-tax), or $0.32 per share.

CONTACT:

Julie Fallon
Tel. (781) 356-9517
Alternate Tel. (617) 320-2401
fallon@haemonetics.com

HAEMONETICS CORPORATION FINANCIAL SUMMARY
(UNAUDITED DATA IN THOUSANDS, EXCEPT PER SHARE DATA)
CONSOLIDATED STATEMENTS OF INCOME
FOR THE SECOND QUARTER FYE08

	9/29/07	9/30/06	% Inc/(Dec)
	As Reported	As Reported	vs Prior Year
NET REVENUES	$121,179	$108,487	11.7%
Gross profit	59,889	55,162	8.6
R&D	6,727	6,192	8.6
S,G&A	38,546	34,741	11.0
In-Process R&D	0	9,073	(100.0)
Operating expenses	45,273	50,006	(9.5)

Operating income	14,616	5,156	183.5
Interest expense	(153)	(421)	(63.7)
Interest income	1,414	1,951	(27.5)
Other income/(expense), net	731	425	72.0

Income before taxes	16,608	7,111	133.6

Tax expense	5,441	5,845	(6.9)

NET INCOME	$11,167	$1,266	782.1%

Net income per common share
assuming dilution	$0.42	$0.05	837.8%

Weighted average number of shares
Basic	25,609	27,087
Diluted	26,461	27,969

PROFIT MARGINS			Inc/(Dec) vs prior year profit margin %
Gross profit	49.4%	50.8%	(1.4%)
R&D	5.6%	5.7%	(0.1%)
S,G&A	31.8%	32.0%	(0.2%)
Operating income	12.1%	4.8%	7.3%
Income before taxes	13.7%	6.6%	7.1%
Net income	9.2%	1.2%	8.0%

CONSOLIDATED STATEMENTS OF INCOME FOR FYE08 YEAR TO DATE

	9/29/07	9/30/06	% Inc/(Dec)
	As Reported	As Reported	vs Prior Year
NET REVENUES	$243,115	$219,161	10.9%
Gross profit	121,383	112,535	7.9
R&D	13,003	11,766	10.5
S,G&A	77,985	71,649	8.8
In-Process R&D	0	9,073	(100.0)
Operating expenses	90,988	92,488	(1.6)

Operating income	30,395	20,047	51.6
Interest expense	(360)	(846)	(57.4)
Interest income	3,317	3,977	(16.6)
Other income/(expense), net	1,688	1,337	26.3

Income before taxes	35,040	24,515	42.9

Tax expense	11,196	12,093	(7.4)

NET INCOME	23,844	12,422	91.9%

Net income per common share assuming dilution	$0.89	$0.44	99.3%

Weighted average number of shares
Basic	26,072	26,993
Diluted	26,934	27,948

PROFIT MARGINS			Inc/(Dec) vs prior year profit margin %
Gross profit	49.9%	51.3%	(1.4%)
R&D	5.3%	5.4%	(0.1%)
S,G&A	32.1%	32.7%	(0.6%)
Operating income	12.5%	9.1%	3.4%
Income before taxes	14.4%	11.2%	3.2%
Net income	9.8%	5.7%	4.1%

REVENUE ANALYSIS FOR THE SECOND QUARTER FYE08 AND FYE08 YEAR TO DATE

	Second Quarter

	9/29/07	09/30/06%
	As Reported	As Reported	Inc/(Dec)
Revenues by Geography
United States	$53,773	$46,811	14.9%
International	67,406	61,676	9.3
Net Revenues	$121,179	$108,487	11.7%

Disposable Revenues by Product Family

Donor:
Plasma	$37,581	$32,072	17.2%
Blood Bank	34,160	31,678	7.8
Red Cell	10,835	10,373	4.5
	$82,576	$74,123	11.4
Patient:
Surgical	15,232	15,108	0.8
OrthoPAT	7,849	7,085	10.8
	$23,081	$22,193	4.0

Subtotal	$105,657	$96,316	9.7

Equipment	$6,833	$4,405	55.1
Software & Services	8,689	7,766	11.9
Net Revenues	$121,179	$108,487	11.7%

	Six Months Ended

	9/29/07	09/30/06%
	As Reported	As Reported	Inc/(Dec)
Revenues by Geography
United States	$108,604	$93,231	16.5%
International	134,511	125,930	6.8
Net Revenues	$243,115	$219,161	10.9%

Disposable Revenues by Product Family

Donor:
Plasma	$73,536	$63,891	15.1%
Blood Bank	67,192	63,044	6.6
Red Cell	21,779	20,973	3.8
	$162,507	$147,908	9.9
Patient:
Surgical	31,926	32,309	(1.2)
OrthoPAT	16,036	14,641	9.5
	$47,962	$46,950	2.2

Subtotal	$210,469	$194,858	8.0

Equipment	$13,801	$10,013	37.8
Software & Services	18,845	14,290	31.9
Net Revenues	$243,115	$219,161	10.9%

CONSOLIDATED BALANCE SHEETS

	Period ending
	9/29/07	03/31/07

Assets
Cash & cash equivalents	$154,983	$229,227
Accounts receivable, net	100,896	91,832
Inventories, net	66,069	61,797
Other current assets	39,053	20,815
Total current assets	361,001	403,671
Net PP&E	103,792	90,775
Other assets	83,897	78,289

Total assets	$548,690	$572,735

	Period ending
	9/29/07	03/31/07

Liabilities & Stockholders' Equity
S/T debt & current maturities	$17,917	$22,201
Other current liabilities	72,018	59,816
Total current liabilities	89,935	82,017
Long-term debt	6,361	6,675
Other long-term liabilities	4,668	4,395
Stockholders' equity	447,726	479,648

Total liabilities & equity	$548,690	$572,735

SECOND QUARTER FYE08
CONSOLIDATED STATEMENTS OF INCOME ADJUSTED FOR CERTAIN ITEMS

	9/29/07	Restructuring	9/29/07
	As Reported	Costs(3)	As Adjusted(4)
NET REVENUES	$121,179	$0	$121,179
Gross profit	59,889	0	59,889
R&D	6,727	0	6,727
S,G&A	38,546	1,155	37,391
In-Process R&D	0	0	0
Operating expenses	45,273	1,155	44,118

Operating income	14,616	(1,155)	15,771
Interest expense	(153)	0	(153)
Interest income	1,414	0	1,414
Other income/(expense), net	731	0	731

Income before taxes	16,608	(1,155)	17,763

Tax expense	5,441	(397)	5,838

NET INCOME	$11,167	($758)	$11,925

Net income per common share assuming dilution	$0.42	($0.03)	$0.45

Weighted average number of shares
Basic	25,609	25,609	25,609
Diluted	26,461	26,461	26,461

PROFIT MARGINS
Gross profit	49.4%		49.4%
R&D	5.6%		5.6%
S,G&A	31.8%		30.9%
Operating income	12.1%		13.0%
Income before taxes	13.7%		14.7%
Net income	9.2%		9.8%

	9/30/06 As Reported	Arryx IPRD(5)	Restructuring Costs(3)	9/30/06 As Adjusted(6)
NET REVENUES	$108,487	$0	$0	108,487
Gross profit	55,162	0	0	55,162
R&D	6,192	0	0	6,192
S,G&A	34,741	0	1,106	33,635
In-Process R&D	9,073	9,073	0	0
Operating expenses	50,006	9,073	1,106	39,827

Operating income	5,156	(9,073)	(1,106)	15,335
Interest expense	(421)	0	0	(421)
Interest income	1,951	0	0	1,951
Other income/(expense), net	425	0	0	425

Income before taxes	7,111	(9,073)	(1,106)	17,290

Tax expense	5,845	0	(381)	6,226

NET INCOME	$1,266	($9,073)	($725)	$11,064

Net income per common share
assuming dilution	$0.05	($0.32)	($0.03)	$0.40

Weighted average number of
shares
Basic	27,087	27,087	27,087	27,087
Diluted	27,969	27,969	27,969	27,969

PROFIT MARGINS
Gross profit	50.8%			50.8%
R&D	5.7%			5.7%
S,G&A	32.0%			31.0%
Operating income	4.8%			14.1%
Income before taxes	6.6%			15.9%
Net income	1.2%			10.2%

Adjusted % Inc/(Dec) vs Prior Year
NET REVENUES	11.7%
Gross profit	8.6
R&D	8.6
S,G&A	11.2
In-Process R&D	—
Operating expenses	10.8

Operating income	2.8
Interest expense	(63.7)
Interest income	(27.5)
Other income/(expense), net	72.0

Income before taxes	2.7

Tax expense	(6.2)

NET INCOME	7.8

Net income per common share
assuming dilution	13.9%

Weighted average number of shares
Basic
Diluted

PROFIT MARGINS	Inc/(Dec) vs prior year profit margin %
Gross profit	(1.4%)
R&D	(0.1%)
S,G&A	(0.1%)
Operating income	(1.1%)
Income before taxes	(1.2%)
Net income	(0.4%)

FYE08 YEAR TO DATE
CONSOLIDATED STATEMENTS OF INCOME ADJUSTED FOR CERTAIN ITEMS

	9/29/07 As Reported	Restructuring Costs(3)	9/29/07 As Adjusted(4)
NET REVENUES	$243,115	$0	$243,115
Gross profit	121,383	0	121,383
R&D	13,003	0	13,003
S,G&A	77,985	2,784	75,201
In-Process R&D	0	0	0
Operating expenses	90,988	2,784	88,204

Operating income	30,395	(2,784)	33,179
Interest expense	(360)	0	(360)
Interest income	3,317	0	3,317
Other income/(expense), net	1,688	0	1,688

Income before taxes	35,040	(2,784)	37,824

Tax expense	11,196	(955)	12,151

NET INCOME	$23,844	($1,829)	$25,673

Net income per common share assuming dilution	$0.89	($0.07)	$0.95

Weighted average number of shares
Basic	26,072	26,072	26,072
Diluted	26,934	26,934	26,934

PROFIT MARGINS
Gross profit	49.9%		49.9%
R&D	5.3%		5.3%
S,G&A	32.1%		30.9%
Operating income	12.5%		13.6%
Income before taxes	14.4%		15.6%
Net income	9.8%		10.6%

	9/30/06 As Reported	Arryx IPRD(5)	Restruc- turing Costs(3)	9/30/06 As Adjusted(6)
NET REVENUES	$219,161	$0	$0	$219,161
Gross profit	112,535	0	0	112,535
R&D	11,766	0	0	11,766
S,G&A	71,649	0	2,667	68,982
In-Process R&D	9,073	9,073	0	0
Operating expenses	92,488	9,073	2,667	80,748

Operating income	20,047	(9,073)	(2,667)	31,787
Interest expense	(846)	0	0	(846)
Interest income	3,977	0	0	3,977
Other income/(expense), net	1,337	0	0	1,337

Income before taxes	24,515	(9,073)	(2,667)	36,255

Tax expense	12,093	0	(927)	13,020

NET INCOME	$12,422	($9,073)	($1,740)	$23,235

Net income per common share assuming dilution	$0.44	($0.32)	($0.06)	$0.83

Weighted average number of shares
Basic	26,993	26,993	26,993	26,993
Diluted	27,948	27,948	27,948	27,948

PROFIT MARGINS
Gross profit	51.3%			51.3%
R&D	5.4%			5.4%
S,G&A	32.7%			31.5%
Operating income	9.1%			14.5%
Income before taxes	11.2%			16.5%
Net income	5.7%			10.6%

Adjusted % Inc/(Dec) vs. Prior Year
NET REVENUES	10.9%
Gross profit	7.9
R&D	10.5
S,G&A	9.0
In-Process R&D	—
Operating expenses	9.2

Operating income	4.4
Interest expense	(57.4)
Interest income	(16.6)
Other income/(expense), net	26.3

Income before taxes	4.3

Tax expense	(6.7)

NET INCOME	10.5

Net income per common share
assuming dilution	14.7%

Weighted average number of shares
Basic
Diluted

PROFIT MARGINS	Inc/(Dec) vs. prior year profit margin %
Gross profit	(1.4%)
R&D	(0.1%)
S,G&A	(0.6%)
Operating income	(0.9%)
Income before taxes	(0.9%)
Net income	0.0%

FREE CASH FLOW RECONCILIATION

	Three Months Ended		Six Months Ended
	9-29-07	9-30-06	9-29-07	9-30-06

GAAP CASH FLOW FROM OPERATIONS	$6,697	$15,990	$20,878	$33,499
Capital expenditures	($15,807)	(6,983)	(27,255)	(17,290)
Proceeds from sale of property, plant and equipment	657	730	1,962	1,754
Net investment in property, plant and equipment	(15,150)	(6,253)	(25,293)	(15,536)
Free Cash Flow	($8,453)	$9,737	($4,415)	$17,963

(3)	Restructuring costs primarily include severance and related costs associated with eliminating or reorganizing certain positions in our international business operations.

(4)	"As Adjusted" for FY 08 is comprised of "As Reported" less the "Restructuring Costs."

(5)	In-process R&D impact of Arryx acquisition.

(6)	"As Adjusted" for FY 07 is comprised of "As Reported" less the "Restructuring Costs" and "In-Process R&D."

SOURCE Haemonetics Corporation
-0-    11/01/2007
/CONTACT: Julie Fallon of Haemonetics Corporation, +1-781-356-9517, or +1-617-320-2401, fallon@haemonetics.com/
/First Call Analyst: /
/FCMN Contact: /
/Web site: www.haemonetics.com /
(HAE)

CO:	Haemonetics Corporation
ST:	Massachusetts
IN:	MTC HEA
SU:	ERN CCA ERP